JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) (l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached Schedule 13G, and any and all amendments thereto, and expressly authorize Invesco Ltd., as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated:  7/9/10

Invesco Ltd.

By: /s/ Lisa Brinkley
Name: Lisa Brinkley
Title: Global Assurance Officer

Invesco Advisers, Inc.

By: /s/ Jeffrey Kupor
Name: Jeffrey Kupor
Title: Senior Vice President

Invesco Trimark Ltd.

By: /s/ Wayne Bolton
Name: Wayne Bolton
Title: Vice President, Compliance & Chief Compliance Officer

Invesco National Trust Company

By: /s/ Kevin Lyman
Name: Kevin Lyman
Title: Assistant General Counsel

Invesco Hong Kong Limited

By: /s/ Asha Balachandra
Name: Asha Balachandra
Title: Reg. Head of Legal AP

Invesco Asset Management Deutschland GmbH

By: /s/ Stephanie Ehrenfried
Name: Stephanie Ehrenfried
Title: Head of Legal CE

Invesco Asset Management Limited

By: /s/ Nick Styman
Name: Nick Styman
Title: Director of European Compliance

Invesco Asset Management S.A.

By: /s/ Nicolas Bouet
Name: Nicolas Bouet
Title: Deputy Managing Director

Invesco Asset Management S.A.

By: /s/ Bernard Aybran
Name: Bernard Aybran
Title: Deputy Managing Director

Invesco Asset Management Oesterreich GmbH

By: /s/ Thomas Kraus
Name: Thomas Kraus
Title: Head of Sales

Invesco GT Management Company S.A.

By: /s/ Nick Styman
Name: Nick Styman
Title: Director of European Compliance

Invesco Management S.A.

By: /s/ John Rowland
Name: John Rowland
Title: Director

Invesco Taiwan Limited

By: /s/ Asha Balachandra
Name: Asha Balachandra
Title: Reg. Head of Legal, AP

Invesco Asset Management (Japan) Limited

By: /s/ Asha Balachandra
Name: Asha Balachandra
Title: Reg. Head of Legal, AP

Invesco Asset Management Ireland Limited

By: /s/ John Rowland
Name: John Rowland
Title: Director

Invesco Kapitalanlagegesellschaft GmbH

By: /s/ Stephanie Ehrenfried
Name: Stephanie Ehrenfried
Title: Head of Legal CE

Invesco PowerShares Capital Management LLC

By: /s/ Deanna Marotz
Name: Deanna Marotz
Title: Chief Compliance Officer

Stein Roe Investment Counsel, Inc.

By: /s/ Greg Campbell
Name: Greg Campbell
Title: General Counsel

Van Kampen Asset Management

By: /s/ Joseph G. Lallande
Name: Joseph G. Lallande
Title: Assistant Secretary